UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2022

ALLIED GAMING & ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Fifth Avenue, Suite 500

New York, NY 10151

(Address of Principal Executive Offices) (Zip Code)

(646) 768-4240

(Registrant’s Telephone Number, Including Area Code)

Allied Esports Entertainment, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGAE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2022, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation to change our corporate name from “Allied Esports Entertainment, Inc.” to “Allied Gaming & Entertainment Inc.” effective as of December 1, 2022. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with our name change, our board of directors amended and restated our bylaws to reflect our new corporate name, also effective on December 1, 2022. A copy of our amended and restated Bylaws reflecting this amendment, and a previous amendment effective December 19, 2019, is attached as Exhibit 3.2 hereto and incorporated by reference.

As a result of this change, our common stock will trade on the NASDAQ Stock Market under the new ticker symbol “AGAE” effective on or about December 1, 2022, and our publicly traded warrants will trade on the Pink Market of the OTC under the new ticker symbol “AGAEW” effective on or about December 8, 2022. Our outstanding stock and warrant certificates are not affected by the name change; they continue to be valid and need not be exchanged.

Item 8.01 Other Events.

On December 1, 2022, we issued a press release announcing, among other things, the changing of our corporate name referred to in Item 5.03 above, and the conclusion of our strategic review process. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
99.1	Press Release issued December 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2022

ALLIED GAMING & ENTERTAINMENT INC.

By:	/s/ Roy Anderson
Roy Anderson, Chief Financial Officer

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